Private Client Services FundsSM Prospectus Supplement September 23, 2019 (for prospectus dated July 1, 2019)

The Board of Trustees of the Capital Group Private Client Services Funds has approved plans of reorganization for the purpose of reorganizing Capital Group Global Equity Fund, Capital Group International Equity Fund and Capital Group U.S. Equity Fund (collectively, the “Equity Funds”) into new Delaware statutory trusts. Capital Group Global Equity Fund and Capital Group International Equity Fund will also be rebranded as part of the American Funds platform at the time of reorganization. Capital Group Global Equity Fund will be renamed as the American Funds Global Insight Fund, while Capital Group International Equity Fund will be renamed as the American Funds International Vantage Fund.

The objectives, investment strategies, portfolio management teams and fund expenses of the Equity Funds will not change as a result of the reorganizations. In connection with the reorganizations, former shareholders of Capital Group Global Equity Fund and Capital Group International Equity Fund will receive Class F-3 shares of American Funds Global Insight Fund and American Funds International Vantage Fund, respectively. Each reorganization is intended to qualify as a “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended, and thus will generally not give rise to the recognition of income, gain or loss for federal income tax purposes. The reorganizations are expected to be completed on or around November 8, 2019.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-346-0919O Printed in USA CGD/AFD/10039-S75306